VIA EDGAR                                    January 10, 2022
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
    Symetra Separate Account C ("Depositor") (File No. 811-08052)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account C, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual report for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual report for the underlying funds:

Fund Company	1940 Act Registration No.
Neuberger Berman Equity Funds	811-00582

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Senior Vice President and Associate General Counsel